UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 26, 2019

LIPOCINE INC.

 (Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 26, 2019, Lipocine Inc. issued a press release announcing acceptance of an abstract for late-breaker presentation on LPCN 1144 clinical results as part of The International Liver Congress™ 2019, the annual meeting of the European Association for the Study of the Liver (“EASL”), in Vienna, Austria on April 11, 2019. The press release is filed as Exhibit 99.1 and are incorporated herein by reference.

Additionally, the Company will highlight LPCN 1144 clinical results with respect to post-treatment changes in liver fat assessed using magnetic resonance imaging, proton density fat fraction ("MRI-PDFF") technique, as well as changes in key serum biomarkers typically associated with non-alcoholic steatohepatitis (“NASH”). The abstract is filed as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release Announcing Lipocine Late-Breaker Presentation at EASL Meeting to Detail LPCN 1144 MRI-PDFF Based Clinical Results on Reduction of Liver Fat and Key Serum Biomarkers

99.2	Abstract Entitled “LPCN 1144, an Androgen Receptor Agonist Targeted for NASH, Reduces Liver Fat and Key Serum Biomarkers”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	March 26, 2019	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer